EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to Registration Statement on Form S-8, of our report dated July 31, 2001, relating to the consolidated financial statements and consolidated financial statement schedule of Extended Systems Incorporated, which appear in Extended Systems Incorporated's Annual Report on Form 10-K for the year ended June 30, 2001.

                                                  /s/ PricewaterhouseCoopers LLP

San Jose, California
September 11, 2002